                                                                      Exhibit 17

                                POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 22 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 20 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-3 (1933 Act File No. 2-74459 and 1940 Act File No. 811-3289) of Franklin Life Money Market Variable Annuity Fund C of The Franklin Life Insurance Company ("The Franklin") and (b) any and all amendments (including further Post-Effective Amendments and Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.



          Signature                   Title                           Date
          ---------                   -----                           ----

/s/ Elizabeth E. Arthur
--------------------------
    Elizabeth E. Arthur     Secretary, Board of Managers of       April 15, 1997
                            the Fund

/s/ Earl W. Baucom
--------------------------
Earl W. Baucom              Senior Vice President, Chief          April 10, 1997
                            Financial Officer (principal
                            financial officer and principal
                            accounting officer) and Director
                            of The Franklin

/s/ Robert M. Beuerlein
--------------------------
Robert M. Beuerlein         Senior Vice President - Actuarial     March 31, 1997
                            and Director of The Franklin

/s/ Brady W. Creel
--------------------------
Brady W. Creel              Senior Vice President and Chief        April 1, 1997
                            Marketing Officer and Director
                            of The Franklin

--------------------------
Robert M. Devlin            Chairman of the Board of The         _________, 1997
                            Franklin

/s/ Ross D. Friend
--------------------------
Ross D. Friend              Senior Vice President, General        April 10, 1997
                            Counsel, Secretary and Director
                            of The Franklin


/s/ Robert J. Gibbons
--------------------------
Robert J. Gibbons           President, Chief Executive Officer    April 10, 1997
                            (principal executive officer)
                            and Director of The Franklin

Signature                            Title                            Date
---------                            -----                            ----


/s/ Clifford L. Greenwalt
--------------------------
Clifford L. Greenwalt       Member, Board of Managers of the    January 20, 1997
                            Fund

--------------------------
Jon P. Newton               Vice Chairman and Director of        _________, 1997
                            The Franklin

/s/ Gary D. Reddick
--------------------------
Gary D. Reddick             Executive Vice President -           April 14, 1997
                            Administration and Director of
                            The Franklin

/s/ Robert C. Spencer
--------------------------
Robert C. Spencer           Member, Board of Managers of        January 20, 1997
                            the Fund

/s/ Robert G. Spencer
--------------------------
Robert G. Spencer           Member, Board of Managers of        January 20, 1997
                            the Fund


--------------------------
Peter V. Tuters             Vice President, Chief Investment     _________, 1997
                            Officer and Director of
                            The Franklin

/s/ James W. Voth
--------------------------
James W. Voth               Member, Board of Managers of        January 20, 1997
                            the Fund

                                      2